UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10499

Name of Fund: BlackRock California Municipal 2018 Term Trust (BJZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended June 30, 2014

Municipal Market Conditions

The second half of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve (the “Fed”) would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended June 30, 2014, municipal bond funds saw net outflows of approximately $38 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended June 30 remained relatively strong at $304 billion (but meaningfully lower than the $363 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of June 30, 2014 6 months: 6.07% 12 months: 6.08%

A Closer Look at Yields

From June 30, 2013 to June 30, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 55 basis points (“bps”) from 3.83% to 3.28%, while 10-year rates decreased 30 bps from 2.56% to 2.26% and 5-year rates fell 20 bps from 1.40% to 1.20% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities flattened by 33 bps and the spread between 2- and 10-year maturities flattened by 8 bps.

During the same time period, U.S. Treasury rates fell by 14 bps on 30-year and 4 bps on 10-year bonds, while moving up 23 bps in 5-year bonds. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, recent opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JUNE 30, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instrument or by rating agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

SEMI-ANNUAL REPORT	JUNE 30, 2014	5

Trust Summary as of June 30, 2014	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended June 30, 2014, the Trust returned (0.15)% based on market price and 2.39% based on NAV. The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 13.26% based on market price and 12.29% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues.
•	On an absolute basis there were no detractors from performance as all areas of the Trust’s investment universe appreciated during the period.
•	During the period, the Trust benefited from the accrual of income generated from coupon payments on its portfolio of tax-exempt municipal bonds. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) The Trust’s zero-coupon bond holdings also performed well in this environment. In addition, a significant portion of the Trust’s positive return came from holdings in the utilities, transportation and tax-backed state sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2014 ($15.48)[1]	3.29%
Tax Equivalent Yield[2]	6.70%
Current Monthly Distribution per Common Share[3]	$0.0425
Current Annualized Distribution per Common Share[3]	$0.5100
Economic Leverage as of June 30, 2014	—
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
6	SEMI-ANNUAL REPORT	JUNE 30, 2014

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/14	12/31/13	Change	High	Low
Market Price	$15.48	$15.77	(1.84)%	$16.50	$15.12
Net Asset Value	$15.46	$15.36	0.65%	$15.58	$15.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	6/30/14	12/31/13
County/City/Special District/School District	27%	22%
Utilities	24	20
State	13	11
Transportation	12	21
Health	9	9
Education	8	7
Corporate	5	8
Housing	2	2

Credit Quality Allocation[1]	6/30/14	12/31/13
AAA/Aaa	2%	2%
AA/Aa	75	62
A	15	31
BBB/Baa	6	5
N/R2	2	—
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $475,114, representing less than 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	13%
2015	—
2016	—
2017	4
2018	40
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JUNE 30, 2014	7

Trust Summary as of June 30, 2014	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended June 30, 2014, the Trust returned 2.98% based on market price and 3.73% based on NAV. The Trust’s peer group of closed-end funds in the Lipper Intermediate Municipal Debt Funds category posted an average return of 9.00% based on market price and 8.59% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues.
•	During the period, the Trust benefited from the accrual of income generated from coupon payments on its portfolio of tax-exempt municipal bonds. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) The Trust’s zero-coupon bond holdings also performed well in this environment. In addition, a significant portion of the Trust’s positive return came from holdings in the corporate and transportation sectors.
•	On an absolute basis there were no detractors from performance as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2014 ($16.08)[1]	3.99%
Tax Equivalent Yield[2]	7.05%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.6420
Economic Leverage as of June 30, 2014[4]	19%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	SEMI-ANNUAL REPORT	JUNE 30, 2014

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/14	12/31/13	Change	High	Low
Market Price	$16.08	$15.94	0.88%	$16.75	$15.62
Net Asset Value	$15.82	$15.57	1.61%	$15.85	$15.57

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	6/30/14	12/31/13
County/City/Special District/School District	19%	17%
Corporate	15	16
Transportation	15	15
State	14	14
Utilities	12	12
Housing	9	10
Health	9	9
Tobacco	4	4
Education	3	3

Credit Quality Allocation[1]	6/30/14	12/31/13
AAA/Aaa	19%	15%
AA/Aa	17	18
A	33	37
BBB/Baa	20	19
BB/Ba	4	3
B	—	1
N/R2	7	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2014 and December 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $14,417,761, representing 5%, and $3,110,215, representing less than 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	1%
2015	10
2016	7
2017	6
2018	45
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JUNE 30, 2014	9

Trust Summary as of June 30, 2014	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended June 30, 2014, the Trust returned 0.27% based on market price and 2.81% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 12.73% based on market price and 10.91% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s market price moved from a premium to a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues.
•	During the period, the Trust benefited from the accrual of income generated from coupon payments on its portfolio of tax-exempt municipal bonds. The Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on results as interest rates declined during the period. (Bond prices rise as rates fall.) The Trust’s zero-coupon bond holdings also performed well in this environment. In addition, a significant portion of the Trust’s positive return came from holdings in the tax-backed state and local sectors.
•	On an absolute basis there were no detractors from performance as all areas of the Trust’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2014 ($15.07)[1]	2.21%
Tax Equivalent Yield[2]	4.47%
Current Monthly Distribution per Common Share[3]	$0.0278
Current Annualized Distribution per Common Share[3]	$0.3336
Economic Leverage as of June 30, 2014[4]	21%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	SEMI-ANNUAL REPORT	JUNE 30, 2014

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	6/30/14	12/31/13	Change	High	Low
Market Price	$15.07	$15.23	(1.05)%	$15.82	$14.93
Net Asset Value	$15.27	$15.05	1.46%	$15.30	$15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	6/30/14	12/31/13
County/City/Special District/School District	38%	39%
Transportation	21	20
Education	17	13
State	7	7
Housing	7	9
Utilities	6	6
Health	3	5
Corporate	1	1

Credit Quality Allocation[1]	6/30/14	12/31/13
AAA/Aaa	17%	15%
AA/Aa	61	51
A	14	21
BBB/Baa	2	11
N/R	6	2
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2014	1%
2015	6
2016	2
2017	2
2018	57
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JUNE 30, 2014	11

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 96.1%
Corporate — 5.4%
California Municipal Finance Authority, Refunding RB, Series A:
3.00%, 1/01/17	$425	$443,164
3.00%, 1/01/18	440	459,831
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	2,020	2,205,093
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,214,608
		5,322,696
County/City/Special District/School District — 25.9%
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 6/15/18	1,640	1,909,288
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,088,460
4.75%, 5/01/21	1,115	1,186,728
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	105,602
5.50%, 9/01/18	245	246,321
Fontana Public Finance Authority California, Refunding, Tax Allocation Bonds, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,396,256
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,722,850
Lathrop Financing Authority, RB, Water Supply Project, 5.80%, 6/01/21	470	475,114
Lodi Unified School District California, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,110,950
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	225,030
Los Angeles Unified School District California, GO:
Election of 2004, Series H (AGM), 5.00%, 7/01/17 (b)	600	679,410
Series I, 5.00%, 7/01/20	2,000	2,360,520
Los Banos Unified School District California, GO, Election of 2008 (AGM), 5.00%, 8/01/18	475	537,272
Rancho Cucamonga Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Rancho Redevelopment Project Area, 5.00%, 9/01/18 (c)	400	462,916
San Marcos Unified School District California, GO, CAB (d):
0.00%, 8/01/17	385	369,546

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Marcos Unified School District California, GO, CAB (d) (concluded):
0.00%, 8/01/18	$500	$468,375
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 7/01/18	1,690	1,964,709
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 4/01/19 (d)	4,590	3,480,781
		25,790,128
Education — 7.8%
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,439,850
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	2,956,750
Series S, 5.00%, 5/15/18	2,000	2,320,780
		7,717,380
Health — 8.8%
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 10/01/18	750	871,178
Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,699,340
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 8/15/18	515	598,960
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series E-1, 5.00%, 4/01/44 (a)	4,700	5,267,948
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/18	300	335,427
		8,772,853
Housing — 2.3%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	725	774,612
3.50%, 2/01/19	1,410	1,522,772
		2,297,384
State — 11.8%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,040,786
State of California, GO, Refunding:
5.00%, 9/01/18	3,400	3,959,470
5.00%, 11/01/20	20	20,079
Series A, 5.00%, 7/01/18	720	836,726
Various Purpose, 5.25%, 10/01/22	4,000	4,916,840
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,017
		11,783,918

Portfolio Abbreviations

AGC AGM AMBAC AMT ARB CAB COP
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Capital Appreciation Bonds
Certificates of Participation
	EDA GO HDA HFA IDA IDB ISD	Economic Development Authority General Obligation Bonds Housing Development Authority Housing Finance Agency Industrial Development Authority Industrial Development Board Independent School District	LRB M/F NPFGC PSF-GTD RB S/F SONYMA	Lease Revenue Bonds Multi-Family National Public Finance Guarantee Corp. Permanent School Fund Guaranteed Revenue Bonds Single-Family State of New York Mortgage Agency

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation — 11.0%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	$500	$579,365
Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	3,968,397
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,871,725
5.00%, 5/01/19	3,000	3,504,360
		10,923,847
Utilities — 23.1%
California State Department of Water Resources, Refunding RB:
Power Supply, Series H, 5.00%, 5/01/22	3,500	4,017,475
Series L, 5.00%, 5/01/19	2,000	2,359,820
Series N, 5.00%, 5/01/19	3,500	4,129,685
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,176,060
Contra Costa California Water Authority, Refunding RB, California Water Treatment, Series A, 3.00%, 10/01/18	900	975,330
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,265,500
Cucamonga Valley California Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	363,766
3.00%, 9/01/19	375	404,865
4.00%, 9/01/19	325	367,036
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	699,336
Los Angeles California Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	2,970,650
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	466,576
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	763,439
		22,959,538
Total Municipal Bonds in California		95,567,744

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Utility — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$240	$277,210

Puerto Rico — 0.6%
State — 0.0%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series C, 5.75%, 7/01/19 (e)	5	6,031
Transportation — 0.6%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM), 6.00%, 7/01/18 (e)	535	623,505
Total Municipal Bonds in Puerto Rico		629,536

U.S. Virgin Islands — 0.8%
State — 0.8%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A (b):
5.25%, 10/01/14	360	364,608
5.25%, 10/01/14	455	460,824
Total Municipal Bonds in U.S. Virgin Islands		825,432
Total Long-Term Investments (Cost — $92,038,256) — 97.8%		97,299,922

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (f)(g)	1,969,637	1,969,637
Total Short-Term Securities (Cost — $1,969,637) — 2.0%		1,969,637
Total Investments (Cost — $94,007,893) — 99.8%		99,269,559
Other Assets Less Liabilities — 0.2%		188,153
Net Assets Applicable to Common Shares — 100.0%		$99,457,712

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel, Nicolaus & Company	$462,916	$1,016

(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal or U.S. Treasury obligations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

(f)	Investments in issuers considered to be an affiliate of the Trust during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BIF California Municipal Money Fund	9,303,179	(7,333,542)	1,969,637	—

(g)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$97,299,922	—	$97,299,922
Short-Term Securities	$1,969,637	—	—	1,969,637
Total	$1,969,637	$97,299,922	—	$99,269,559
[1]	See above Schedule of Investments for values in each sector.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$570,530
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,000	1,011,680
		1,582,210
Arizona — 2.2%
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,452,340
California — 10.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,054,059
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (a)	6,500	6,832,280
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	4,055	4,423,762
California State Department of Water Resources, Refunding RB, Power Supply, Series L, 5.00%, 5/01/18	5,000	5,777,500
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	498,042
5.00%, 1/01/18	930	1,052,583
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,425,975
		26,064,201
Colorado — 4.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	553,527
4.00%, 12/01/18	540	584,183
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,669,050
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 5.25%, 12/01/20	5,010	5,224,127
		12,030,887
Florida — 4.0%
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,509,361
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,424,112
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,284,160
Pine Island Community Development District, RB, 5.30%, 11/01/10	400	224,240
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/2013 (b)(c)	2,270	1,691,195
		10,133,068

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$620	$716,125
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	370	411,266
Illinois — 13.2%
City of Chicago Illinois, RB, General Airport, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,316,950
5.00%, 1/01/20	3,000	3,187,830
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,618,569
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	1,964,396
5.40%, 6/15/20	1,985	2,062,991
5.45%, 6/15/21	2,090	2,167,832
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	11,335,400
State of Illinois, RB, Build Illinois, Series B:
5.00%, 6/15/18 (d)	355	410,433
Unrefunded Balance, 5.00%, 6/15/18	1,645	1,896,323
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (e)	2,250	2,359,305
		33,320,029
Indiana — 3.0%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	2,975	1,829,119
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	1,715	1,859,249
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	1,014,904
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,755,425
		7,458,697
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	3,720	3,908,753
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,890,400
Kentucky — 3.5%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 6/01/18	3,210	3,370,949
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	2,036,239
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,285,163
		8,692,351

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 3.4%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	$1,685	$1,840,054
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,137,990
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	5,000	5,705,500
		8,683,544
Massachusetts — 0.1%
State of Massachusetts Water Pollution Abatement Trust, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	135	135,643
Michigan — 3.0%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A (AGM), 5.00%, 7/01/18	3,000	3,044,520
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,292,746
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,088,480
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,088,820
		7,514,566
Mississippi — 4.2%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	10,704,510
Missouri — 0.8%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 9/01/18	1,750	2,005,728
Multi-State — 5.7%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (f)(g)	14,000	14,260,820
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,563,629
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,641,675
		4,205,304
Nevada — 4.4%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	970	989,157
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	4,175	4,313,234
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (a)	5,120	5,685,402
		10,987,793

Municipal Bonds	Par (000)	Value
New Jersey — 12.0%
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 6/15/18	$5,000	$5,674,300
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.50%, 4/01/16	4,815	5,004,133
New Jersey EDA,, Refunding RB, 3.25%, 1/01/18 (h)	250	251,443
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 7/01/18	320	364,960
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (d)	2,500	3,058,100
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	966,577
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,636,710
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,249,400
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,145	2,220,912
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	1,350	1,531,926
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.00%, 6/15/18	2,000	2,275,660
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,450	4,969,804
		30,203,925
New York — 7.8%
City of New York New York, GO, Sub-Series F-1:
5.00%, 9/01/15 (e)	7,365	7,780,975
Unrefunded Balance, 5.00%, 9/01/18	135	142,363
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,164,850
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	8,000	9,190,880
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,200	1,377,648
		19,656,716
North Carolina — 2.7%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,263,134
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	2,485	2,561,960
		6,825,094
Ohio — 3.9%
Ohio Air Quality Development Authority, Refunding RB, First Energy Generation Corp., Series A, 3.75%, 12/01/23 (a)	6,000	6,286,560
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	3,000	3,484,650
		9,771,210
Oklahoma — 0.5%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/18	1,000	1,099,080

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma (concluded)
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 2.50%, 4/01/15	$175	$174,041
		1,273,121
Pennsylvania — 4.5%
County of Cumberland Municipal Authority Pennsylvania, Refunding RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,756,686
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project:
5.00%, 5/01/16	300	317,760
5.00%, 5/01/17	1,175	1,258,590
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,039,890
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	287,276
4.00%, 10/01/18	560	585,833
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,139,500
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,717,680
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,117,860
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	1,030,752
		11,251,827
Texas — 15.9%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,080,840
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (i):
0.00%, 2/15/18	1,615	1,559,202
0.00%, 2/15/19	1,815	1,707,661
0.00%, 2/15/20	2,625	2,390,614
0.00%, 2/15/21	2,500	2,189,450
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/18	750	850,133
5.75%, 1/01/19	750	863,542
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,805,775
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,145,120
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, AMT, 5.00%, 11/01/18	5,000	5,561,600
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,716,500
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/17	160	167,822
4.00%, 4/01/18	405	433,374
4.00%, 4/01/18	280	294,946
4.00%, 4/01/20	165	179,543

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, Series C:
5.00%, 1/01/19	$2,215	$2,524,369
5.25%, 1/01/20	4,000	4,542,360
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,903,300
		39,916,151
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,121,910
Virginia — 1.8%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,436,320
Hanover County EDA, Refunding RB, Residential Care Facility, Covenant Woods, Series A, 3.00%, 7/01/14	415	415,017
Virginia HDA, Refunding RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,796,915
		4,648,252
Washington — 0.2%
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	576,730
Wisconsin — 1.9%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,107,927
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,149,360
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/19	1,265	1,466,426
		4,723,713
Total Municipal Bonds — 119.7%		301,126,884

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Illinois — 2.3%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,673,700
Total Long-Term Investments (Cost — $289,673,729) — 122.0%		306,800,584

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	1,856,313	1,856,313
Total Short-Term Securities (Cost — $1,856,313) — 0.7%		1,856,313
Total Investments (Cost — $291,530,042) — 122.7%		308,656,897
Other Assets Less Liabilities — 0.9%		2,234,870
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5%)		(3,751,617)
Preferred Shares, at Redemption Value — (22.1%)		(55,500,896)
Net Assets Applicable to Common Shares — 100.0%		$251,639,254

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	17

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Security is collateralized by municipal or U.S. Treasury obligations.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$251,443	$1,443

(i)	Zero-coupon bond.
(j)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the of 1940 Act, as amended were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
FFI Institutional Tax-Exempt Fund	10,765,381	(8,909,068)	1,856,313	$490

(l)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$306,800,584	—	$306,800,584
Short-Term Securities	$1,856,313	—	—	1,856,313
Total	$1,856,313	$306,800,584	—	$308,656,897
[1]	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for for financial statement purposes. As of June 30, 2014, TOB trust certificates of $3,750,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 119.3%
Corporate — 1.7%
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia Airport, AMT, 9.13%, 12/01/15	$920	$939,007
County/City/Special District/School District — 45.6%
City of New York New York, GO:
Series M, 5.00%, 4/01/15 (a)	1,060	1,098,743
Series M, 5.00%, 4/01/23	330	341,421
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,714,950
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,084,398
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,577,926
City of Rochester New York, GO, Refunding, Series I, 4.00%, 8/15/18	2,500	2,785,200
New York State, GO, Series E:
5.00%, 12/15/18	1,000	1,175,800
5.00%, 12/15/20	2,000	2,413,000
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 8/15/19	1,500	1,767,195
State University Dormitory Facilities, Series A, 5.00%, 7/01/18	1,045	1,204,613
New York State Dormitory Authority, Refunding RB, 3rd General Resolution, State University Educational Facilities, Series A, 4.00%, 5/15/18	1,000	1,115,400
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	886,973
Owego Apalachin Central School District, GO, Refunding (AGM), 4.00%, 6/15/18	1,015	1,120,083
		25,285,702
Education — 20.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	67,541
City of New York New York Transitional Finance Authority, Refunding RB, Subordinate, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,378,400
City of Troy New York, RB, Rensselaer Polytechnic, Series B, 5.00%, 9/01/18	1,000	1,148,330
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	294,400
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	694,572
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	591,983
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,337,860
New York State Dormitory Authority, Refunding RB:
Mental Health Services, 5.00%, 8/15/18	1,020	1,173,765
Mental Health Services, 5.00%, 8/15/18 (d)	5	5,827
Teachers College, Series A, 5.00%, 7/01/17	200	224,556
Teachers College, Series A, 5.00%, 7/01/18	250	286,912
Yeshiva University, 5.00%, 9/01/27	2,000	2,044,620

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	$600	$671,850
5.00%, 6/01/19	400	453,504
		11,374,120
Health — 3.5%
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,929,104
Housing — 7.6%
New York Mortgage Agency, Refunding RB, 35th Series, S/F, AMT, 4.50%, 10/01/20	2,225	2,256,973
New York State Dormitory Authority, Refunding RB, Series A:
North Shore Long Island Jewish, 5.00%, 5/01/18	615	697,324
North Shore Long Island Jewish, 4.00%, 5/01/19	250	275,568
North Shore Long Island Jewish, 5.00%, 5/01/19	650	746,466
State University Educational Facilities, 5.88%, 5/15/17	125	138,494
New York State HFA, RB, Affordable Housing, M/F, Series E (SONYMA), 1.50%, 5/01/18	120	120,703
		4,235,528
State — 8.4%
Monroe County Industrial Development Agency, RB, Rochester Schools Modernization Project, Series A, 5.00%, 5/01/18	1,000	1,144,350
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	2,000	2,297,720
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	606,732
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	581,135
		4,629,937
Transportation — 25.1%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,164,850
Series C, 4.00%, 11/15/16	1,000	1,083,460
Series C, 5.00%, 11/15/17	1,000	1,140,110
Series C, 5.00%, 11/15/18	1,965	2,287,103
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	2,034,603
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/18	1,300	1,480,960
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	344,412
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/18	900	1,040,166
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,372,300
		13,947,964

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	19

Schedule of Investments (continued)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 6.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	$1,000	$1,128,070
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/20	2,000	2,380,060
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, 4.00%, 4/01/18	300	328,881
		3,837,011
Total Municipal Bonds in New York		66,178,373

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Utility — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$140	$161,705
Total Long-Term Investments (Cost — $64,232,594) — 119.6%		66,340,078

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (e)(f)	3,179,231	3,179,231
Total Short-Term Securities (Cost — $3,179,231) — 5.7%		3,179,231
Total Investments (Cost — $67,411,825) — 125.3%		69,519,309
Other Assets Less Liabilities — 0.9%		501,356
Preferred Shares, at Redemption Value — (26.2%)		(14,550,313)
Net Assets Applicable to Common Shares — 100.0%		$55,470,352

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Security is collateralized by municipal or U.S. Treasury obligations.
(e)	Investments in issuers considered to be an affiliate of the Trust during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BIF New York Municipal Money Fund	545,734	2,633,497	3,179,231	—

(f)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$66,340,078	—	$66,340,078
Short-Term Securities	$3,179,231	—	—	3,179,231
Total	$3,179,231	$66,340,078	—	$69,519,309
[1]	See above Schedule of Investments for values in each sector.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	21

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$97,299,922	$306,800,584	$66,340,078
Investments at value — affiliated[2]	1,969,637	1,856,313	3,179,231
Interest receivable	987,326	3,557,033	677,132
Investments sold receivable	40,565	—	—
Prepaid expenses	5,861	8,804	4,955
Total assets	100,303,311	312,222,734	70,201,396

Accrued Liabilities
Income dividends payable	273,404	851,080	100,998
Investments purchased payable	461,900	250,000	—
Investment advisory fees payable	32,820	102,106	23,093
Officer’s and Directors’ fees payable	13,848	49,911	9,798
Interest expense payable	—	1,617	—
Other accrued expenses payable	63,627	77,870	46,842
Total accrued liabilities	845,599	1,332,584	180,731

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	845,599	5,082,584	180,731

Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	—	55,500,896	14,550,313
Net Assets Applicable to Common Shareholders	$99,457,712	$251,639,254	$55,470,352

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$92,305,843	$232,793,378	$52,684,382
Undistributed net investment income	3,021,101	10,210,897	1,276,622
Accumulated net realized loss	(1,130,898)	(8,491,876)	(598,136)
Net unrealized appreciation/depreciation	5,261,666	17,126,855	2,107,484
Net Assets Applicable to Common Shareholders	$99,457,712	$251,639,254	$55,470,352
Net asset value per Common Share	$15.46	$15.82	$15.27

[1] Investments at cost — unaffiliated	$92,038,256	$289,673,729	$64,232,594

[2] Investments at cost — affiliated	$1,969,637	$1,856,313	$3,179,231

[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	—	2,220	582

[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2014

Statements of Operations

Six Months Ended June 30, 2014 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$1,648,262	$5,912,658	$885,266
Income — affiliated	—	490	—
Total income	1,648,262	5,913,148	885,266

Expenses
Investment advisory	215,862	617,085	141,688
Remarketing fees for Preferred Shares	23,851	47,998	12,495
Professional	26,661	37,329	24,664
Transfer agent	12,456	20,432	12,269
Accounting services	10,702	18,464	6,656
Officer and Directors	5,324	14,335	3,044
Custodian	5,077	9,793	3,459
Printing	3,975	4,744	3,596
Registration	4,605	4,605	4,605
Miscellaneous	18,553	27,211	15,747
Total expenses excluding interest expense and fees	327,066	801,996	228,223
Interest expense and fees[1]	—	11,560	—
Total expenses	327,066	813,556	228,223
Less fees waived by Manager	(1,110)	(1,462)	(504)
Total expenses after fees waived	325,956	812,094	227,719
Net investment income	1,322,306	5,101,054	657,547

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(63,468)	490,801	(18,389)
Net change in unrealized appreciation/depreciation on investments	1,114,750	3,744,240	906,114
Total realized and unrealized gain	1,051,282	4,235,041	887,725

Dividends to Preferred Shareholders From
Net investment income	(4,188)	(30,877)	(8,727)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,369,400	$9,305,218	$1,536,545
[1]	Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	23

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$1,322,306	$3,923,440	$5,101,054	$11,518,942
Net realized gain (loss)	(63,468)	395,311	490,801	(925,536)
Net change in unrealized appreciation/depreciation	1,114,750	(3,097,060)	3,744,240	(6,229,898)
Dividends to Preferred Shareholders from net investment income	(4,188)	(68,997)	(30,877)	(142,790)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,369,400	1,152,694	9,305,218	4,220,718

Dividends to Common Shareholders From
Net investment income	(1,753,643)	(4,039,942)[1]	(5,345,097)	(12,252,841)[1]

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	615,757	(2,887,248)	3,960,121	(8,032,123)
Beginning of period	98,841,955	101,729,203	247,679,133	255,711,256
End of period	$99,457,712	$98,841,955	$251,639,254	$247,679,133
Undistributed net investment income, end of period	$3,021,101	$3,456,626	$10,210,897	$10,485,817

	BlackRock New York Municipal 2018 Term Trust (BLH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$657,547	$1,614,646
Net realized gain (loss)	(18,389)	15,795
Net change in unrealized appreciation/depreciation	906,114	(1,764,686)
Dividends to Preferred Shareholders from net investment income	(8,727)	(37,883)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,536,545	(172,128)

Dividends to Common Shareholders From
Net investment income	(733,145)	(2,081,726)[1]

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	803,400	(2,253,854)
Beginning of period	54,666,952	56,920,806
End of period	$55,470,352	$54,666,952
Undistributed net investment income, end of period	$1,276,622	$1,360,947
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2014

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.36		$15.81	$15.60	$14.34	$14.36	$11.94
Net investment income[1]	0.21		0.61	0.71	0.86	0.98	1.03
Net realized and unrealized gain (loss)	0.17		(0.42)	0.28	1.28	(0.11)	2.25
Dividends to Preferred Shareholders from net investment income	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	0.37		0.18	0.97	2.12	0.84	3.23
Dividends to Common Shareholders from net investment income	(0.27)		(0.63)[2]	(0.76)[2]	(0.86)[2]	(0.86)[2]	(0.81)[2]
Net asset value, end of period	$15.46		$15.36	$15.81	$15.60	$14.34	$14.36
Market price, end of period	$15.48		$15.77	$16.21	$16.34	$15.38	$15.09

Total Investment Return[3]
Based on net asset value	2.39%	[4]	1.07%	6.16%	14.86%	5.56%	27.09%
Based on market price	(0.15)%	[4]	1.21%	3.92%	12.17%	7.73%	37.46%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.66%	[6]	0.82%	0.93%	0.93%	0.92%	0.96%
Total expenses after fees waived[5]	0.66%	[6,7]	0.82% [7]	0.92%	0.91%	0.91%	0.95%
Net investment income[5]	2.68%	[6]	3.92%	4.51%	5.82%	6.64%	7.56%
Dividends to Preferred Shareholders	0.01%	[6]	0.07%	0.14%	0.17%	0.24%	0.38%
Net investment income to Common Shareholders	2.67%	[6]	3.85%	4.37%	5.65%	6.40%	7.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$99,458		$98,842	$101,729	$100,345	$92,260	$92,410
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—		$26,850	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	1%		—	15%	28%	7%	5%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—		$117,032	$70,803	$70,180	$66,542	$66,609
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Does not reflect the effect of dividends to Preferred Shareholders.
[6]	Annualized.
[7]	For the six months ended June 30, 2014 and the year ended December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.61% and 0.75%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	25

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.57		$16.07	$15.66	$14.58	$14.32	$11.63
Net investment income[1]	0.32		0.72	0.87	1.04	1.07	1.12
Net realized and unrealized gain (loss)	0.27		(0.44)	0.50	1.00	0.16	2.54
Dividends to Preferred Shareholders from net investment income	(0.00)[2]		(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	0.59		0.27	1.35	2.02	1.20	3.61
Dividends to Common Shareholders from net investment income	(0.34)		(0.77)[3]	(0.94)[3]	(0.94)[3]	(0.94)[3]	(0.92)[3]
Net asset value, end of period	$15.82		$15.57	$16.07	$15.66	$14.58	$14.32
Market price, end of period	$16.08		$15.94	$16.56	$16.59	$15.75	$15.15

Total Investment Return[4]
Based on net asset value	3.73%	[5]	1.55%	8.42%	13.86%	7.94%	30.92%
Based on market price	2.98%	[5]	0.88%	5.46%	11.66%	10.22%	24.20%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.65%	[7]	0.73%	0.86%	0.85%	0.88%	0.92%
Total expenses after fees waived[6]	0.65%	[7,8]	0.73% [8]	0.86%	0.85%	0.88%	0.91%
Total expenses after fees waived and excluding interest expense and fees[6]	0.64%	[7]	0.72%	0.85%	0.84%	0.87%	0.90%
Net investment income[6]	4.11%		4.56%	5.51%	6.94%	7.23%	8.36%
Dividends to Preferred Shareholders	0.02%		0.06%	0.14%	0.16%	0.23%	0.36%
Net investment income to Common Shareholders	4.09%		4.50%	5.37%	6.78%	7.00%	8.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$251,639		$247,679	$255,711	$249,069	$231,925	$227,780
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$55,500		$69,250	$133,850	$133,850	$133,850	$133,850
Portfolio turnover	2%		3%	23%	13%	6%	11%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$138,357		$114,415	$72,761	$71,521	$68,319	$67,546
[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Does not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.
[8]	For the six months ended June 30, 2014 and the year ended December 31, 2013, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.61% and 0.67%, respectively.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2014

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.05		$15.67	$15.64	$15.18	$15.57	$13.78
Net investment income[1]	0.18		0.44	0.65	1.00	1.03	1.10
Net realized and unrealized gain (loss)	0.24		(0.48)	0.23	0.46	(0.33)	1.67
Dividends to Preferred Shareholders from net investment income	—	[2]	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	0.42		(0.05)	0.86	1.44	0.67	2.72
Dividends to Common Shareholders from net investment income	(0.20)		(0.57)[3]	(0.83)[3]	(0.98)[3]	(1.06)[3]	(0.93)[3]
Net asset value, end of period	$15.27		$15.05	$15.67	$15.64	$15.18	$15.57
Market price, end of period	$15.07		$15.23	$16.05	$16.71	$15.92	$16.90

Total Investment Return[4]
Based on net asset value	2.81%	[5]	(0.36)%	5.34%	9.41%	3.90%	19.76%
Based on market price	0.27%	[5]	(1.55)%	0.99%	11.46%	0.39%	28.22%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.83%	[7]	0.89%	0.96%	0.99%	1.02%	1.00%
Total expenses after fees waived[6]	0.83%	[7,8]	0.89% [8]	0.95%	0.98%	1.01%	0.99%
Net investment income[6]	2.40%	[7]	2.89%	4.11%	6.52%	6.60%	7.30%
Dividends to Preferred Shareholders	0.03%		0.07%	0.14%	0.16%	0.22%	0.34%
Net investment income to Common Shareholders	2.37%		2.82%	3.97%	6.36%	6.38%	6.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$55,470		$54,667	$56,921	$56,808	$55,159	$56,580
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$14,550		$16,425	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	—		7%	48%	16%	6%	14%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$120,310		$108,207	$70,319	$70,230	$68,918	$70,050
[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Does not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.
[8]	For the six months ended June 30, 2014 and the year ended December 31, 2013, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.79% and 0.83%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2014	27

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively, the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the 1940 Act as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Board of Trustees of the Trusts are referred to throughout this report as the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 8.

28	SEMI-ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which BPK, or an agent on behalf of BPK, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be collapsed without the consent of BPK, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event,

SEMI-ANNUAL REPORT	JUNE 30, 2014	29

Notes to Financial Statements (continued)

the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended June 30, 2014, no TOBs in which BPK participated were terminated without the consent of BPK.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to BPK. BPK typically invests the cash received in additional municipal bonds. BPK’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in BPK’s Schedule of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of BPK’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

BPK may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When BPK invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If BPK invests in a TOB on a recourse basis, BPK will typically enter into a reimbursement agreement with the Liquidity Provider where BPK is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, BPK investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at June 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by BPK at June 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At June 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate
BPK	$5,673,700	$3,750,000	0.26%

For the six months ended June 30, 2014, the BPK’s average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.62%

Should short-term interest rates rise, BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect BPK’s NAV per share.

30	SEMI-ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statements of Operations.

The Manager and each Trust entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee equal to all reimbursements of expenses approved by the Board of such Trust under the sub-advisory agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Trusts, expired.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were as follows:

	BJZ	BPK	BLH
Purchases	$1,363,680	$6,862,663	—
Sales	$20,041,404	$5,177,100	$3,889,000

6. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2014	—	$6,871,194	—
2015	$406,870	889,102	$288,258
2017	660,560	202,544	—
2018	—	—	291,488
No expiration date[1]	—	910,448	—
Total	$1,067,430	$8,873,288	$579,746
[1]	Must be utilized prior to losses subject to expiration.
SEMI-ANNUAL REPORT	JUNE 30, 2014	31

Notes to Financial Statements (continued)

As of June 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$94,007,893	$287,987,523	$67,412,054
Gross unrealized appreciation	5,261,666	19,194,466	2,484,838
Gross unrealized depreciation	—	(2,275,092)	(377,583)
Net unrealized appreciation	$5,261,666	$16,919,374	$2,107,255

7. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of June 30, 2014, BJZ and BLH invested a significant portion of their assets in securities in the county/city/special district/school district sector. In addition, BJZ also invested a significant portion of its assets in securities in the utilities sector and BLH also invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

32	SEMI-ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

8. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for all Trusts for the six months ended June 30, 2014 and the year ended December 31, 2013.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Preferred Shares are redeemable at the option of each Trust in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Share at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for each Trust to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of each Trust approved an amendment to each Trust’s Preferred Shares Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of each Trust believes the removal of this requirement is in the best interest of the Trust and its shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of the Trust’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the Trust and its shareholders.

SEMI-ANNUAL REPORT	JUNE 30, 2014	33

Notes to Financial Statements (continued)

The Trusts’ Preferred Shares outstanding as of June 30, 2014 were as follows:

	Series	Preferred Shares	Effective Yield	Rate Frequency Days	Moody’s Rating
BPK	W7	1,110	0.13%	7	Aa2
	R7	1,110	0.13%	7	Aa1
BLH	T7	582	0.13%	7	Aa1

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index dividend by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the Preferred Share for each Trust for the six months ended June 30, 2014 were as follows:

	Series	Low	High	Average
BJZ	M7	0.07%	0.23%	0.10%
BPK	W7	0.07%	0.20%	0.11%
	R7	0.07%	0.21%	0.11%
BLH	T7	0.07%	0.23%	0.11%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.23% for the six months ended June 30, 2014. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

34	SEMI-ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

During the year ended December 31, 2013, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/22/13	261	$6,525,000
	M7	4/09/13	228	$5,700,000
	M7	7/02/13	88	$2,200,000
	M7	8/06/13	56	$1,400,000
	M7	9/10/13	80	$2,000,000
	M7	10/29/13	124	$3,100,000
	M7	12/31/13	310	$7,750,000
BPK	W7	1/24/13	714	$17,850,000
	W7	1/31/13	40	$1,000,000
	W7	5/23/13	206	$5,150,000
	W7	8/01/13	112	$2,800,000
	W7	9/12/13	92	$2,300,000
	W7	10/10/13	88	$2,200,000
	W7	11/29/13	40	$1,000,000
	R7	1/25/13	714	$17,850,000
	R7	2/01/13	40	$1,000,000
	R7	5/24/13	206	$2,800,000
	R7	8/02/13	112	$2,800,000
	R7	9/13/13	92	$2,300,000
	R7	10/11/13	88	$2,200,000
	R7	11/29/13	40	$1,000,000
BLH	T7	1/23/13	223	$5,575,000
	T7	7/31/13	136	$3,400,000
	T7	9/11/13	104	$2,600,000
	T7	10/30/13	136	$3,400,000

During the six months ended June 30, 2014, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/21/14	350	$8,750,000
	M7	3/04/14	525	$13,125,000
	M7	4/22/14	100	$2,500,000
	M7	6/10/14	99	$2,475,000
BPK	R7	1/03/14	105	$2,625,000
	R7	1/17/14	155	$3,875,000
	R7	6/06/14	15	$375,000
	W7	1/02/14	105	$2,625,000
	W7	1/16/14	155	$3,875,000
	W7	6/05/14	15	$375,000
BLH	T7	6/11/14	75	$1,875,000
SEMI-ANNUAL REPORT	JUNE 30, 2014	35

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend on August 1, 2014 to Common Shareholders of record on July 15, 2014 as follows:

Common Dividend Per Share
BJZ	$0.0425
BPK	$0.0535
BLH	$0.0278

Additionally, the Trusts declared a net investment income dividend on August 1, 2014 payable to Common Shareholders of record on August 15, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period July 1, 2014 to July 31, 2014 were as follows:

	Series	Dividends Declared
BPK	R7	$2,442
	W7	$2,731
BLH	T7	$1,249

On June 9, 2014, BLH announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BLH	T7	7/02/14	100	$2,500,000
36	SEMI-ANNUAL REPORT	JUNE 30, 2014

Disclosure of Investment Advisory Agreements

The Board of Trustees (each a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH” and together with BJZ and BPK, each a “Trust,” and, collectively, the “Trusts”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Trust would expire effective July 1, 2014. It was also noted that the non-renewal of each Trust’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Trust, or in the portfolio management team that serves such Trust. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Trusts; services provided to the Trusts by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, BJZ has redeemed 100% of its outstanding AMPs. BPK and BLH have redeemed 59.7% and 61.6% of its outstanding AMPS, respectively.

SEMI-ANNUAL REPORT	JUNE 30, 2014	37

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Trusts as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Trust for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s

[1]	Trusts are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
38	SEMI-ANNUAL REPORT	JUNE 30, 2014

Disclosure of Investment Advisory Agreements (continued)

fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in that Trust’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

BJZ’s Board noted that for the one-, three- and five-year periods reported, BJZ ranked in the second, fourth and third quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BJZ in that it measures a blend of total return and yield.

BLH’s Board noted that for the one-, three- and five-year periods reported, BLH ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BLH in that it measures a blend of total return and yield.

The Board of each of BJZ and BLH also noted its Trust’s improved performance during the one-year period. The Board of each of BJZ and BLH and BlackRock reviewed and discussed the reasons for its Trust’s underperformance during the three- and five-year periods. BJZ’s and BLH’s Board was informed that, among other things, each of BJZ and BLH has a targeted maturity, and as such is managed to achieve the specific maturity goal.

BPK’s Board noted that for each of the one-, three- and five-year periods reported, BPK ranked in the first quartile against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BPK in that it measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to

SEMI-ANNUAL REPORT	JUNE 30, 2014	39

Disclosure of Investment Advisory Agreements (concluded)

other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

Each Board noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that their Trust’s fees and expenses are too high or if they are dissatisfied with the performance of their Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included, including the completion of such financing for BJZ, the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Trust for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Trusts and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	SEMI-ANNUAL REPORT	JUNE 30, 2014

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer
Janey Ahn, Secretary

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
SEMI-ANNUAL REPORT	JUNE 30, 2014	41

Additional Information

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for each Trust to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of each Trust approved an amendment to each Trust’s Preferred Shares Statement of Preferences. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of each Trust believes the removal of this requirement is in the best interest of its Trust and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of the Trust’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the Trust and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

42	SEMI-ANNUAL REPORT	JUNE 30, 2014

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2014	43

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK3-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto
2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal 2018 Term Trust

Date: September 3, 2014

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